 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ___________________________

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                  36-3800435
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                         60602
(Address of principal executive offices)                  (Zip code)
                           ___________________________

                             Sovereign Bancorp, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                              23-2453088
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

1500 Market Street
Philadelphia, Pennsylvania                                19102
(Address of principal executive offices)                  (Zip code)
                           ___________________________

                         Junior Subordinated Securities
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------     -----------------------------------

               Name                                   Address
--------------------------------------     -----------------------------------

Office of Banks & Trust Companies          500 E. Monroe Street
of the State of Illinois                   Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago            230 S. LaSalle Street
                                           Chicago, Illinois 60603

         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

         6. The consent of the Trustee required by Section 321(b) of the Act.(Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 10th day of March, 2004.


                                       BNY Midwest Trust Company


                                       By:   /s/     R. ELLWANGER
                                           -----------------------------------
                                             Name:   R. ELLWANGER
                                             Title:  ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7


                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                  ASSETS                                          THOUSANDS OF DOLLARS
                                  ------                                          ---------------------
                                                                                          (000)
ARTICLE 1. Cash and Due from Depository Institutions......................              40,626

ARTICLE 2. U.S. Treasury Securities.......................................               - 0 -

ARTICLE 3. Obligations of States and Political Subdivisions...............               - 0 -

ARTICLE 4. Other Bonds, Notes and Debentures..............................               - 0 -

ARTICLE 5. Corporate Stock................................................               - 0 -

ARTICLE 6. Trust Company Premises, Furniture, Fixtures and Other
           Assets Representing Trust Company Premises.....................                 741

ARTICLE 7. Accounts Receivable............................................               5,938

ARTICLE 8. Goodwill.......................................................              86,813

ARTICLE 9. Intangibles ...................................................               - 0 -

ARTICLE 10. Other Assets .................................................                  59

        (Itemize amounts greater than 15% of Line 10)

                Deferred Expenses................................45

                Accrued Interest Receivable - Intercompany ......14

ARTICLE 11. TOTAL ASSETS..................................................             134,177


                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                                  LIABILITIES                                    THOUSANDS OF DOLLARS
                                  -----------                                    --------------------
ARTICLE 12. Accounts Payable...............................................              - 0 -

ARTICLE 13. Taxes Payable..................................................              2,810

ARTICLE 14. Other Liabilities for Borrowed Money...........................             25,425

ARTICLE 15. Other Liabilities..............................................

        (Itemize amounts greater than 15% of Line 14)

                Reserve for Taxes..........................8,770                        10,332


                                 EQUITY CAPITAL
                                 --------------

ARTICLE 16. TOTAL LIABILITIES .............................................             38,567

ARTICLE 17. Preferred Stock................................................              - 0 -

ARTICLE 18. Common Stock...................................................              2,000

ARTICLE 19. Surplus........................................................             67,130

ARTICLE 20. Reserve for Operating Expenses.................................              - 0 -

ARTICLE 21. Retained Earnings (Loss).......................................             26,480

ARTICLE 22. TOTAL EQUITY CAPITAL...........................................             95,610

ARTICLE 23. TOTAL LIABILITIES AND EQUITY CAPITAL...........................            134,177


I,      Robert L. DePaola, Vice President
--------------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                           /s/ Robert L. DePaola
                              --------------------------------------------------
                              (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 23rd day of January    , 2004.
My Commission expires May 15, 2007.

                                          /s/ Joseph A. Giacobino, Notary Public

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


Emmie Chan                                            Assistant Treasurer
______________________________________   ______________________________________
Name                                                         Title

--------------------------------------   --------------------------------------
(212) 437-5639
--------------------------------------   --------------------------------------
Telephone Number (Extension)

eychan@bankofny.com
--------------------------------------
E-mail




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